                                SECOND AMENDMENT


     SECOND AMENDMENT, dated as of February 25, 2000 (this "Amendment"), to the Credit Agreement, dated as of February 12, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement", as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARMOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A. (successor by merger to NATIONSBANK, N.A.), a national banking association, as documentation agent (in such capacity, the "Documentation Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian banking corporation as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                                    RECITALS

     The Borrower has requested that the Administrative Agent, the Documentation Agent and the Lenders agree to amend certain provisions of the Credit Agreement. The Administrative Agent, the Documentation Agent and the Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Lenders hereby agree as follows:



     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     2. Amendments. The Existing Credit Agreement is hereby amended in the following manner:


     (a) The Recitals in the Existing Credit Agreement are hereby amended by deleting the reference to "$60,000,000" and substituting in lieu thereof "$100,000,000".

     (b) Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

     (i) the definition of "Applicable Commitment Fee Rate" is hereby amended by deleting the definition in its entirety and substituting in lieu thereof the following language:

               "Applicable Commitment Fee Rate": with respect to any of the 364-Day Revolving Credit Commitments or the Five-Year Commitments, at any time the ratio of Consolidated Total Indebtedness to Consolidated EBITDA, as most recently determined pursuant to Section 9.2(b), is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below:

                                            364-Day                    Five-Year
                                           Revolving                   Revolving
                                            Credit                       Credit
              Ratio                        Commitments                Commitments
================================== ============================ =========================
Greater than 2.00 to 1                       0.450%                      0.450%
Less than or equal to 2.00 to 1,             0.375%                      0.375%
but greater than 1.00 to 1
Less than or equal to 1.00 to 1              0.250%                      0.250%


Each change to the Applicable Commitment Fee Rate shall be effective on the earlier of the date on which the financial statements to be delivered pursuant to Section 9.2(b) are required to be delivered and the date on which such financial statements are delivered; provided, that if the Borrower fails to deliver such financial statements by the date on which they are required to be delivered, the Applicable Commitment Fee Ratio shall be determined as if the ratio of Consolidated Total Indebtedness to Consolidated EBITDA were greater than 2.00 to 1 until such financial statements are delivered.";

     (ii) the definition of "Applicable Margin" is hereby amended by deleting the definition in its entirety and substituting in lieu thereof the following language:

               "Applicable Margin": for any Loan of any Type at any time the ratio of Consolidated Total Debt to Consolidated EBITDA, as most recently determined pursuant to Section 9.2(b), is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below:

              Ratio                      Base Rate Loans            Eurodollar Loans
================================== ============================ =========================
Greater than 2.50 to 1                       0.375%                      1.875%
Less than or equal to 2.50 to 1,             0.375%                      1.625%
but greater than 2.00 to 1
Less than or equal to 2.00 to 1,             0.125%                      1.375%
but greater than 1.00 to 1
Less than or equal to 1.00 to 1              0.000%                      1.125%

Each change to the Applicable Margin shall be effective on the earlier of the date on which the financial statements to be delivered pursuant to Section 9.2(b) are required to be delivered and the date on which such financial statements are delivered; provided, that if the Borrower fails to deliver such financial statements by the date on which they are required to be delivered, the Applicable Margin shall be determined as if the ratio of Consolidated Total Debt to Consolidated EBITDA were greater than 2.50 to 1 until such financial statements are delivered.";

               (iii) the definition of "L/C Commitment" is amended by deleting

          "$5,000,000" and substituting in lieu thereof "$10,000,000";

               (iv) the definition of "Permitted Acquisition" is amended by deleting the phrase "1.75 to 1" in Section (i) and substituting in lieu thereof "2.00 to 1";

               (v) the following new definition of "Second Amendment" is hereby added to be placed in the appropriate alphabetical order:

                    "Second Amendment": Second Amendment, dated as of February
               25, 2000, to the Credit Agreement.";

               (vi) the following new definition of "Supplemental Five-Year Revolving Credit Note Endorsement" is hereby added to be placed in the appropriate alphabetical order:

                    "Supplemental Five-Year Revolving Credit Note Endorsement":
               with respect to the Five-Year Revolving Credit Note of each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A-3 to the Second Amendment, modifying the Five-Year Revolving Credit Note of such Lender (as in effect prior to the Supplemental Closing Date) to take account of the Five-Year Revolving Credit Commitment of such Lender, as amended by the Second Amendment."; and

               (vii) the following new definition of "Supplemental Closing Date" is hereby added to be placed in the appropriate alphabetical order:

                    "Supplemental Closing Date": the date on which the
               conditions precedent to the effectiveness of the Second Amendment set forth in Section 3 of the Second Amendment shall have been satisfied.".

     (c) Section 3.2 of the Existing Credit Agreement is hereby amended by deleting the first sentence therein and substituting in lieu thereof the following:

               "The Five-Year Revolving Credit Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A-3 with appropriate insertions as to payee, date and principal amount (such promissory note, as the same may be supplemented from time to time, including by a Supplemental Five-Year Revolving Credit Note Endorsement, a "Five-Year Revolving Credit Note"), payable to the order of such Lender and evidencing the obligation of the Borrower to pay a principal amount equal to the lesser of (a) the amount of the Five-Year Revolving Credit Commitment of such Lender and (b) the aggregate unpaid principal amount of all Five-Year Revolving Credit Loans made by such Lender.".

     (d) Section 6.5(d) of the Existing Credit Agreement is hereby amended by deleting the proviso therein in its entirety and substituting in lieu thereof the following language:

               "provided that no such prepayment shall be required pursuant to this Section 6.5(d) if the ratio of (1) Consolidated Total Indebtedness of the Borrower as of the last day of the Rolling Period most recently ended immediately prior to the date the Excess Cash Flow is calculated as provided herein to (2) Consolidated EBITDA of the Borrower for such period is less than 2.00 to 1.".

     (e) Section 9.2(b) of the Existing Credit Agreement is hereby amended by deleting the phrase "Section 10.1(a) through 10.1(c)" in its entirety and substituting in lieu thereof "Section 10.1(a) through 10.1(e)".

     (f) Section 10.1 of the Existing Credit Agreement is hereby amended by:

               (i) deleting Section 10.1(a) in its entirety and substituting in lieu t hereof the phrase "Intentionally deleted"; and

               (ii) deleting the phrase "1.25 to 1" in Section 10.1(b) and substituting in lieu thereof "1.50 to 1".

     (g) Section 10.2 of the Existing Credit Agreement is hereby amended by:

               (i) deleting the phrase "$5 million" in Section 10.2(c) and substituting in lieu thereof "$10 million"; and

               (ii) deleting the phrase $6 million" in Section 10.2(d) and substituting in lieu thereof "10 million".

     (h) Section 10.4(f) of the Existing Credit Agreement is hereby amended by deleting the phrase "1.75 to 1" and substituting in lieu thereof the phrase "2.50 to 1".

     (i) Section 10.9 of the Existing Credit Agreement is hereby amended by deleting "$5,000,000" therein and substituting in lieu thereof "$10,000,000".

     (j) Section 10.10 of the Existing Credit Agreement is hereby amended by:

               (i) deleting "$6,000,000" in Section 10.10(h) and substituting in lieu thereof "$10,000,000"; and

               (ii) deleting Section 10.10(j) in its entirety and substituting in lieu thereof the following:

                    "(j) open-market purchases of publicly traded securities
               made for the ultimate purpose of consummating a Permitted Acquisition in an aggregate amount not to exceed, at any time prior to the consummation of such Permitted Acquisition, $20 million; and".

     (k) Section 10.11 of the Existing Credit Agreement is hereby amended by deleting clause (a) in its entirety and substituting in lieu thereof the following:

               "(a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness (other than (i) the Loans and (ii) so long as no Default or Event of Default exists at the time of such optional payment, prepayment or redemption or purchase, or would result therefrom, Indebtedness permitted under Section 10.2(f) which was incurred in a Permitted Acquisition),"

     (l) Schedule I of the Existing Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the new
Schedule I attached hereto.


     3. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

                  (a) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that this Amendment has been duly executed and delivered by the Borrower, the Required Lenders and each of the Guarantors;

                  (b) the Administrative Agent shall have received, for the account of each Lender having a Five-Year Revolving Credit Commitment, a Supplemental Five-Year Revolving Credit Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower;

                  (c) the Administrative Agent shall have received from the Borrower an amendment fee equal to 0.50% of CIBC Inc.'s incremental total Commitment pursuant to this Amendment;

                  (d) the Borrower shall have paid to each Lender excluding CIBC Inc. an amendment fee equal to 0.375% of each Lender's incremental total Commitment pursuant to this Amendment;

                  (e) the Administrative Agent shall have received with a counterpart for each Lender, the executed legal opinion of Kane Kessler, P.C., counsel to the Borrower and other Loan Parties, substantially in the form of Exhibit B; and

                  (f) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

                  4. Representations and Warranties. To induce the Administrative Agent, the Documentation Agent and the Lenders to enter into this Amendment, the Borrower hereby represent and warrants to the Administrative Agent, the Documentation Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  5. No Other Amendments. Except as expressly amended to hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any amendment or modification of any provision thereof.

                  6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in correction with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

                  8. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York without giving effect to conflict of laws rules.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                  ARMOR HOLDINGS, INC.



                                  By:_____________________________
                                  Name: Warren B. Kanders
                                  Title:   Chairman of the Board


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Administrative
                                  Agent



                                  By:_____________________________
                                  Name:
                                  Title:


                                  CIBC INC., as a Lender



                                  By:_____________________________
                                  Name:
                                  Title:


                                  BANK OF AMERICA, N.A. (formerly
                                  NATIONSBANK, N.A.), as
                                  Documentation Agent and as a
                                  Lender



                                  By:_____________________________
                                  Name:
                                  Title:

                                  FIRST UNION NATIONAL BANK, as a
                                  Lender



                                  By:_____________________________
                                  Name:
                                  Title:


                                  SUNTRUST BANK, NORTH FLORIDA,
                                  N.A., as a Lender



                                  By:_____________________________
                                        Name:
                                         Title:

                  IN WITNESS WHEREOF, the undersigned Guarantors hereby acknowledge and consent to the foregoing amendment and hereby reaffirm their obligations under the Guarantee dated February 12, 1999 and such obligations shall extend to the Credit Agreement as amended hereby.


                                  NIK PUBLIC SAFETY, INC.



                                  By:_____________________________
                                  Name:
                                  Title:


                                  LOW VOLTAGE SYSTEMS TECHNOLOGY,
                                  INC.



                                  By:_____________________________
                                  Name:
                                  Title:



                                  AMERICAN BODY ARMOR & EQUIPMENT,
                                  INC.



                                  By:_____________________________
                                  Name:
                                  Title:



                                  DEFENSE TECHNOLOGY CORPORATION
                                  OF AMERICA



                                  By:_____________________________
                                  Name:
                                  Title:

                                  PRO-TECH ARMORED PRODUCTS OF
                                  MASSACHUSETTS, INC.



                                  By:_____________________________
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS PROPERTIES, INC.



                                  By:_____________________________
                                  Name:
                                  Title:


                                  FEDERAL LABORATORIES, INC.



                                  By:_____________________________
                                  Name:
                                  Title:



                                  US DEFENSE SYSTEMS, INC.



                                  By:_____________________________
                                  Name:
                                  Title:



                                  CDR INTERNATIONAL, INC.


                                  By:_____________________________
                                  Name:
                                  Title:

                                  SAFARI LAND LTD., INC.



                                  By:_____________________________
                                  Name:
                                  Title:



                                  THE PARVUS COMPANY



                                  By:_____________________________
                                  Name:
                                  Title:



                                  ALARM SYSTEMS HOLDING COMPANY



                                  By:_____________________________
                                  Name:
                                  Title:



                                  FIRE ALARM SERVICE CORPORATION



                                  By:_______________________________
                                  Name:
                                  Title:

                                   SCHEDULE I
                                   ----------

              LENDERS, COMMITMENTS, AND APPLICABLE LENDING OFFICES

- --------------------------------------------- ------------------------ ----------------------- ---------------------
        Lenders and Lending Offices                  364-Day                  Five-Year
                                                    Revolving                 Revolving
                                                      Credit                    Credit                 Total
                                                    Commitments               Commitment             Commitment
- --------------------------------------------- ------------------------ ----------------------- ---------------------
CIBC Inc.

Applicable Lending Offices:                            $0.00               $30,000,000.00         $30,000,000.00
LIBOR LOANS:
425 Lexington Avenue
New York, New York 10017
Attention: Marybeth Ross
Telephone: (212) 856-3691
Telecopy:   (212) 856-3763

Base Rate Loans:
425 Lexington Avenue
New York, New York 10017
Attention: Marybeth Ross
Telephone: (212) 856-3691
Telecopy:   (212) 856-3763

Bank of America, N.A.
formerly NationsBank, N.A.

Applicable Lending Offices:                            $0.00               $30,000,000.00         $30,000,000.00
LIBOR LOANS:
50 N. Laura Street, 24th Floor
Jacksonville, Florida 32202
Attention: Elvia Lorenzo-Luares
Telephone: (904) 791-5018
Telecopy:   (904) 791-7813

Base Rate Loans:
LIBOR LOANS:
50 N. Laura Street, 24th Floor
Jacksonville, Florida 32202
Attention: Elvia Lorenzo-Luares
Telephone: (904) 791-5018
Telecopy:   (904) 791-7813
- --------------------------------------------- ------------------------ ----------------------- ---------------------

                                       63

- --------------------------------------------- ------------------------ ----------------------- ---------------------
        Lenders and Lending Offices                  364-Day                  Five-Year
                                                    Revolving                 Revolving
                                                      Credit                    Credit                 Total
                                                    Commitments               Commitment             Commitment
- --------------------------------------------- ------------------------ ----------------------- ---------------------
First Union National Bank
                                                       $0.00               $20,000,000.00         $20,000,000.00
Applicable Lending Offices:
LIBOR LOANS:
FL 0011
214 N. Hogan Street
Jacksonville, Florida 32202-0011
Attention: Kevin S. Hawkins
Telephone: (904) 489-1748
Telecopy:   (904) 489-4460

Base Rate Loans:
FL0011
214 N. Hogan Street
Jacksonville, Florida 32202-0011
Attention: Kevin S. Hawkins
Telephone: (904) 489-1748
Telecopy:   (904) 489-4460

SunTrust Bank

Applicable Lending Offices:                            $0.00               $20,000,000.00         $20,000,000.00
LIBOR LOANS:
200 West Forsyth Street
Jacksonville, Florida 32202
Attention: Joanne Moreau
Telephone: (904) 632-2519
Telecopy:   (904) 632-2874

Base Rate Loans:
200 West Forsyth Street
Jacksonville, Florida 32202
Attention: Joanne Moreau
Telephone: (904) 632-2519
Telecopy:   (904) 632-2874

- --------------------------------------------- ------------------------ ----------------------- ---------------------
TOTALS                                                 $0.00              $100,000,000.00        $100,000,000.00
- --------------------------------------------- ------------------------ ----------------------- ---------------------